UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 15, 2007

                         Citizens Communications Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

               001-11001                               06-0619596
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      (Commission File Number)               (IRS Employer Identification No.)


 3 High Ridge Park, Stamford, Connecticut                  06905
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 (Address of principal executive offices)               (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
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              Appointment of Certain Officers; Compensatory  Arrangements of
              --------------------------------------------------------------
              Certain Officers
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               John H. Casey, III, Executive Vice President of the Company, left the Company on November 15, 2007. On that date, Mr. Casey entered into a Separation Agreement and Release with the Company. A description of the terms and conditions and the amounts to be paid thereunder is incorporated by reference from the Company's
               Current Report on Form 8-K (File No.  001-11001)  filed on August
               31, 2007.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY


Date:  November 21, 2007            By: /s/ Robert J. Larson
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                                         Robert J. Larson
                                         Senior Vice President and
                                         Chief Accounting Officer